Exhibit A

JOINT FILING AGREEMENT

This will confirm the agreement by and among the undersigned that the Schedule 13D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership by the undersigned of the common stock of BC Partners Lending Corporation, is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below that is named as a reporting person in such filing in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: February 11, 2021	FORETHOUGHT LIFE INSURANCE COMPANY

	By:	/s/ Kathryn Freund
Name: Kathryn Freund
Title: SVP, Associate GC and Secretary

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

	By:	/s/ Kathryn Freund
Name: Kathryn Freund
Title: SVP, Associate GC and Secretary

GLOBAL ATLANTIC (FIN) COMPANY

	By:	/s/ Kathryn Freund
Name: Kathryn Freund
Title: SVP and Assistant Secretary

GLOBAL ATLANTIC FINANCIAL LIMITED

	By:	/s/ Kathryn Freund
Name: Kathryn Freund
Title: Vice President and Assistant Secretary

GLOBAL ATLANTIC FINANCIAL GROUP LIMITED

	By:	/s/ Kathryn Freund
Name: Kathryn Freund
Title: VP, Assistant GC and Assistant Secretary

THE GLOBAL ATLANTIC FINANCIAL GROUP LLC

	By:	/s/ Kathryn Freund
Name: Kathryn Freund
Title: SVP, Associate GC and Secretary

KKR MAGNOLIA HOLDINGS LLC

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Manager

KKR GROUP ASSETS HOLDINGS L.P.
By:	KKR Group Assets GP LLC, its general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

KKR GROUP ASSETS GP LLC

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

KKR GROUP PARTNERSHIP L.P.

By:	KKR Group Holdings Corp., its general partner

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

KKR GROUP HOLDINGS CORP.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

KKR & CO. INC.

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

KKR MANAGEMENT LLP

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact for
Robert H. Lewin, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence P. Gallagher
Name: Terence P. Gallagher
Title: Attorney-in-fact